UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): December 11, 2006

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

          Maryland                      1-13648                  13-2578432
(State or other jurisdiction          (Commission               IRS Employer
     of incorporation)                File Number)           Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 3.01: Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

      On December 11, 2006, Balchem Corporation provided notice to the American Stock Exchange of its intention to withdraw the listing of its common stock on that exchange. See the additional disclosure included in Item 7.01 below.

Item 7.01: Regulation FD.

      On December 11, 2006, Balchem Corporation issued a press release announcing that it had received notification that its common stock has been approved for listing on the NASDAQ Stock Market (R) (the "NASDAQ") and provided written notice to the American Stock Exchange of its intention to withdraw the listing of its common stock on the American Stock Exchange. The Company anticipates that its common stock will commence trading on the NASDAQ under the ticker symbol "BCPC" on or about December 22, 2006. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01: Financial Statements and Exhibits.

       (d) Exhibits

Exhibit 99.1 Press Release dated December 11, 2006.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BALCHEM CORPORATION


                                         By:/s/ Francis J. Fitzpatrick
                                         ---------------------------------------
                                         Francis J. Fitzpatrick
                                         Chief Financial Officer

Dated: December 12, 2006


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                                  Exhibit Index


Exhibit Number             Description
--------------             -----------


99.1              Press Release of Balchem Corporation, dated December 11, 2006